Nationwide Life Insurance Company
• Nationwide Variable Account-II
• Nationwide Variable Account-4
• Nationwide Variable Account-7
• Nationwide Variable Account-9
• Nationwide Variable Account-13
• Nationwide VLI Separate Account-6
• Nationwide Provident VA Separate Account 1
• Nationwide Provident VLI Separate Account 1

Nationwide Life and Annuity Insurance Company
• Nationwide VA Separate Account-A
• Nationwide VL Separate Account-D
• Nationwide Provident VA Separate Account A
• Nationwide Provident VLI Separate Account A

Prospectus supplement dated March 14, 2011 to
Special Product (NWL), Survivor Options Plus (NWL), and Survivor Options VL (NLAIC) prospectus dated May 1, 2000,
Eagle Choice Annuity and Options VIP (NLAIC) prospectus dated May 1, 2001,
VIP Premier DCA (NWL and NLAIC) prospectus dated November 1, 2001,
Market Street VIP/2 Annuity (NWL), Options VL (NLAIC) and VIP Extra Credit (NWL and NLAIC) prospectus dated May 1, 2002,
America's marketFLEX VUL, Bank One - One Investors PCVUL, Fidelity PCVUL, Market Street VIP/2 Annuity (NLAIC),
Morgan Stanley PCVUL, and Scudder Deutsche PCVUL prospectus dated May 1, 2008,
America's marketFLEX Advisor Annuity, America's marketFLEX Annuity, America's marketFLEX II Annuity, BB&T Future,
BOA Advisor Annuity, BOA Choice Venue, Compass All American, Options (NWL), Options Plus (NWL), and
SunTrust All American Annuity prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective on or before March 31, 2011, Gartmore Global Partners will no longer be a sub-adviser to the Nationwide Variable Account – NVIT Multi-Manager Small Company Fund.  The fund's remaining sub-advisers will be: Aberdeen Asset Management, Inc.; Morgan Stanley Investment Management; Neuberger Berman Management, Inc.; Putnam Investment Management, LLC; and Waddell & Reed Investment Management Company